Letter Amendment to the
Administration and Servicing Agreement

USAA Asset Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company as transferred to USAA Asset Management Company (AMCO) (the Administrator), please be advised that the Trust has established four new series of its shares (New Funds) as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds at the fees stated below:

USAA Cornerstone Conservative Fund	0.00%
USAA Cornerstone Moderately Conservative Fund	0.15%
USAA Cornerstone Aggressive Fund	0.15%
USAA Cornerstone Equity Fund	0.00%

In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds to the Administration and Servicing Agreement is attached hereto as Exhibit A and is hereby approved.

Please state below whether you are willing to render such services at the fees stated above.

                                                        USAA MUTUAL FUNDS TRUST

Attest: _________________________                                                                           By:  ________________________________
           Christopher P. Laia                                                                                                              Daniel S. McNamara
           Secretary                                                                                                                               President

Dated:

We are willing to render services to the New Funds at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                                                                                                                                  USAA ASSET MANAGEMENT COMPANY

Attest: _________________________                                                                           By:  ________________________________
            Christopher P. Laia                                                                                                              Kevin Craft
Secretary                                                                                                                           Vice President

Dated:

EXHIBIT A - LISTING OF FUNDS AND FEES

Aggressive Growth Fund                                                                                                         0.25%
Aggressive Growth Fund – Institutional Shares                                                                  0.05%
Capital Growth Fund                                                                                                                 0.15%
California Bond Fund                                                                                                                0.15%
California Money Market Fund                                                                                               0.10%
Cornerstone Conservative Fund                                                                                             0.00%
Cornerstone Moderately Conservative Fund                                                                        0.15%
Cornerstone Moderate Fund                                                                                                    0.15%
Cornerstone Moderately Aggressive Fund                                                                           0.15%
Cornerstone Aggressive Fund                                                                                                 0.15%
Cornerstone Equity Fund                                                                                                          0.00%
Emerging Markets Fund                                                                                                             0.15%
Emerging Markets Fund – Institutional Shares                                                                      0.05%
Extended Market Index Fund                                                                                                     0.38%*
First Start Growth Fund                                                                                                               0.15%
Global Opportunities Fund                                                                                                         0.05%
Government Securities Fund                                                                                                      0.15%
Growth & Income Fund                                                                                                               0.15%
Growth and Tax Strategy Fund                                                                                                  0.15%
Growth Fund                                                                                                                                 0.15%
Growth Fund – Institutional Shares                                                                                          0.05%
High Income Fund                                                                                                                       0.15%
High Income Fund – Institutional Shares                                                                                0.05%
Income Stock Fund                                                                                                                      0.15%
Income Stock Fund – Institutional Shares                                                                               0.05%
Income Fund                                                                                                                                 0.15%
Income Fund – Institutional Shares                                                                                          0.05%
Intermediate-Term Bond Fund                                                                                                   0.15%
Intermediate-Term Bond Fund – Institutional Shares                                                            0.05%
International Fund                                                                                                                        0.15%
International Fund – Institutional Shares                                                                                0.05%
Managed Allocation Fund                                                                                                         0.05%
Money Market Fund                                                                                                                   0.10%
Nasdaq-100 Index Fund                                                                                                              0.35%
New York Bond Fund                                                                                                                  0.15%
New York Money Market Fund                                                                                                 0.10%
Precious Metals and Minerals Fund                                                                                         0.15%
Precious Metals and Minerals Fund – Institutional Shares                                                  0.05%
Real Return Fund                                                                                                                          0.15%
Real Return Fund – Institutional Shares                                                                                   0.05%
S&P 500 Index Fund                                                                                                                     0.06%
Science & Technology Fund                                                                                                      0.15%
Short-Term Bond Fund                                                                                                                0.15%
Short-Term Bond Fund – Institutional Shares                                                                         0.05%
Small Cap Stock Fund                                                                                                                   0.15%
Small Cap Stock Fund – Institutional Shares                                                                            0.05%
Target Retirement Income Fund                                                                                                  0.00%
Target Retirement 2020 Fund                                                                                                        0.00%
Target Retirement 2030 Fund                                                                                                        0.00%
Target Retirement 2040 Fund                                                                                                        0.00%

Target Retirement 2050 Fund                                                                                                         0.00%
Tax Exempt Intermediate-Term Fund                                                                                            0.15%
Tax Exempt Long-Term Fund                                                                                                         0.15%
Tax Exempt Money Market Fund                                                                                                  0.10%
Tax Exempt Short-Term Fund                                                                                                         0.15%
Treasury Money Market Trust                                                                                                      0.10%
Total Return Strategy Fund                                                                                                            0.15%
Ultra Short-Term Bond Fund                                                                                                          0.15%
Value Fund                                                                                                                                         0.15%
Value Fund – Institutional Shares                                                                                                  0.05%
Virginia Bond Fund                                                                                                                           0.15%
Virginia Money Market Fund                                                                                                          0.10%
World Growth Fund                                                                                                                          0.15%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.38%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.

     (a) The Trust shall pay AMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.